Exhibit 32.1

Certification

Pursuant To Section 906 of the Sarbanes-Oxley Act Of 2002

(Subsections (A) And (B) Of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Bullfrog Gold Corp. (the “Company”), does hereby certify, that:

The Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “Form 10-K”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2020	By:	/s/ David Beling
David Beling Chief Executive Officer (Principal Executive Officer)

Date: March 13, 2020	By:	/s/ Tyler Minnick
Tyler Minnick Chief Financial Officer (Principal Financial Officer)